Exhibit 99.2


WAVG CLTV = 88.02

CLTV by range:
0 - 50            2.00%
50.01 - 60        1.72
60.01 - 70        6.49
70.01 - 75        5.70
75.01 - 80        16.68
80.01 - 85        2.02
85.01 - 90        18.14
90.01 - 95        13.19
95.01 - 100       34.05

Loss Coverage Levels

            S&P         Moodys*
AAA         8.90        7.80
AA          5.10        5.40
AA-         4.60
A           3.40        3.55
A-          3.10
BBB+        2.70
BBB         2.40        2.20
BBB-        2.10

* These were the only LC levels provided by Moody's. Bond sizing levels were further broken down. We can provide contact info for the Moody's analyst if necessary.


****************************************************************************
Disclaimer:
This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data and information. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


Glodman Sachs                                                GSAA 05 06
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
     SILENT LOANS             Number Of Loans            Principal Balance          Pct. Of Pool By Principal Balance
-----------------------------------------------------------------------------------------------------------------------------------
 N                                        1,493                 $384,332,639                                   35.07%
 Y                                        2,608                  711,482,253                                    64.93
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                                   4,101               $1,095,814,893                                  100.00%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
     SILENT LOANS      Weighted Avg. Gross Coupon    Weighted Avg. Current FICO            Avg. Principal Balance
-----------------------------------------------------------------------------------------------------------------------------------
 N                                        5.760                      707                          $257,423
 Y                                        5.805                      717                           272,808
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                                   5.789                      714                          $267,207
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
     SILENT LOANS       Weighted Avg. Original LTV   Weighted Avg. Combined LTV       Pct. Full Doc            Pct. Owner Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 N                                        74.88%                      74.88%                  26.94%                      67.01%
 Y                                        78.29                       95.11                   27.61                       87.26
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                                   77.09%                      88.02%                  27.38%                      80.16%
-----------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                              May 10, 2005 12:17                   Page 1 of 1

Period                Date
Total

              0     27-May-05                    No securities are being
              1     25-Jun-05         2.316%     offered by these summary
              2     25-Jul-05         2.030%     materials. If the securities
              3     25-Aug-05         1.739%     described herein or other
              4     25-Sep-05         1.680%     securities are ultimately
              5     25-Oct-05         1.704%     offered, they will be offered
              6     25-Nov-05         1.476%     only pursuant to a definitive
              7     25-Dec-05         1.549%     offering circular, and
              8     25-Jan-06         1.267%     prospective investors who
              9     25-Feb-06         1.303%     consider purchasing any such
             10     25-Mar-06         1.682%     securities should make their
             11     25-Apr-06         1.195%     investment decision based
             12     25-May-06         1.285%     only upon the information
             13     25-Jun-06         1.106%     provided therein and
             14     25-Jul-06         1.220%     consultation with their own
             15     25-Aug-06         1.043%     advisers. This material is
             16     25-Sep-06         1.021%     for your private information
             17     25-Oct-06         1.140%     and we are not soliciting any
             18     25-Nov-06         0.963%     action based upon it. This
             19     25-Dec-06         1.100%     material is not to be
             20     25-Jan-07         0.857%     construed as an offer to sell
             21     25-Feb-07         0.934%     or the solicitation of any
             22     25-Mar-07         1.402%     offer to buy any security in
             23     25-Apr-07         0.940%     any jurisdiction where such
             24     25-May-07         1.078%     an offer or solicitation
             25     25-Jun-07         0.913%     would be illegal. This
             26     25-Jul-07         1.057%     material is based on
             27     25-Aug-07         0.891%     information that we consider
             28     25-Sep-07         0.882%     reliable, but we do not
             29     25-Oct-07         1.029%     represent that it is accurate
             30     25-Nov-07         0.865%     or complete and it should not
             31     25-Dec-07         1.012%     be relied upon as such. By
             32     25-Jan-08         0.849%     accepting this material the
             33     25-Feb-08         0.845%     recipient agrees that it will
             34     25-Mar-08         1.174%     not distribute or provide the
             35     25-Apr-08         1.287%     material to any other
             36     25-May-08         1.454%     person.The information
             37     25-Jun-08         1.287%     contained in this material
             38     25-Jul-08         1.415%     may not pertain to any
             39     25-Aug-08         1.253%     securities that will actually
             40     25-Sep-08         1.254%     be sold. The information
             41     25-Oct-08         1.424%     contained in this material
             42     25-Nov-08         1.256%     may be based on assumptions
             43     25-Dec-08         1.408%     regarding market conditions
             44     25-Jan-09         1.239%     and other matters as
             45     25-Feb-09         1.231%     reflected therein. We make no
             46     25-Mar-09         1.711%     representations regarding the
             47     25-Apr-09         1.239%     reasonableness of such
             48     25-May-09         1.394%     assumptions or the likelihood
             49     25-Jun-09         1.225%     that any of such assumptions
             50     25-Jul-09         1.381%     will coincide with actual
             51     25-Aug-09         1.214%     market conditions or events,
             52     25-Sep-09         1.214%     and this material should not
             53     25-Oct-09         1.392%     be relied upon for such
             54     25-Nov-09         1.223%     purposes. We and our
             55     25-Dec-09         1.383%     affiliates, officers,
             56     25-Jan-10         1.220%     directors, partners and
             57     25-Feb-10         1.242%     employees, including persons
             58     25-Mar-10         1.821%     involved in the preparation
             59     25-Apr-10         1.884%     or issuance of this material
             60     25-May-10         2.056%     may, from time to time, have
             61     25-Jun-10         1.888%     long or short positions in,
             62     25-Jul-10         2.050%     and buy or sell, the
             63     25-Aug-10         1.884%     securities mentioned herein
             64     25-Sep-10         1.888%     or derivatives thereof
             65     25-Oct-10         2.080%     (including options).
             66     25-Nov-10         1.915%     Information contained in this
             67     25-Dec-10         2.079%     material is current as of the
             68     25-Jan-11         1.912%     date appearing on this
             69     25-Feb-11         1.913%     material only. Information in
             70     25-Mar-11         2.418%     this material regarding the
             71     25-Apr-11         1.971%     assets backing any securities
             72     25-May-11         2.141%     discussed herein supersedes
             73     25-Jun-11         1.976%     all prior information
             74     25-Jul-11         2.142%     regarding such assets. Any
             75     25-Aug-11         1.980%     information in the material,
             76     25-Sep-11         1.986%     whether regarding the assets
             77     25-Oct-11         2.180%     backing any securities
             78     25-Nov-11         1.700%     discussed herein or
             79     25-Dec-11         1.877%     otherwise, will be superseded
             80     25-Jan-12         1.704%     by the information included
             81     25-Feb-12         1.709%     in the final prospectus for
             82     25-Mar-12         2.078%     any securities actually sold
             83     25-Apr-12         1.787%     to you. Goldman Sachs does
             84     25-May-12         1.968%     not provide accounting, tax
             85     25-Jun-12         1.793%     or legal advice. Subject to
             86     25-Jul-12         1.972%     applicable law, you may
             87     25-Aug-12         1.801%     disclose any and all aspects
             88     25-Sep-12         1.810%     of any potential transaction
             89     25-Oct-12         2.021%     or structure described herein
             90     25-Nov-12         1.852%     that are necessary to support
             91     25-Dec-12         2.032%     any U.S. federal income tax
             92     25-Jan-13         1.865%     benefits, without Goldman
             93     25-Feb-13         1.872%     Sachs imposing any limitation
             94     25-Mar-13         2.410%     of any kind.
             95     25-Apr-13         1.944%
             96     25-May-13         2.129%
             97     25-Jun-13         1.964%
             98     25-Jul-13         2.146%
             99     25-Aug-13         1.983%
            100     25-Sep-13         1.999%
            101     25-Oct-13         2.208%
            102     25-Nov-13         2.047%
            103     25-Dec-13         2.232%
            104     25-Jan-14         2.074%
            105     25-Feb-14         2.088%
            106     25-Mar-14         2.620%
            107     25-Apr-14         2.167%
            108     25-May-14         2.354%
            109     25-Jun-14         2.202%
            110     25-Jul-14         2.388%
            111     25-Aug-14         2.238%
            112     25-Sep-14         2.263%
            113     25-Oct-14         2.474%
            114     25-Nov-14         2.329%
            115     25-Dec-14         2.515%
            116     25-Jan-15         2.374%
            117     25-Feb-15         2.398%
            118     25-Mar-15         2.917%
            119     25-Apr-15         2.504%
            120     25-May-15         2.695%
            121     25-Jun-15         2.564%
            122     25-Jul-15         2.751%
            123     25-Aug-15         2.625%
            124     25-Sep-15         2.663%
            125     25-Oct-15         2.875%
            126     25-Nov-15         2.756%
            127     25-Dec-15         2.947%
            128     25-Jan-16         2.833%
            129     25-Feb-16         2.877%
            130     25-Mar-16         3.224%
            131     25-Apr-16         2.996%
            132     25-May-16         3.192%
            133     25-Jun-16         3.093%
            134     25-Jul-16         3.285%
            135     25-Aug-16         3.195%
            136     25-Sep-16         3.251%
            137     25-Oct-16         3.461%
            138     25-Nov-16         3.381%
            139     25-Dec-16         3.575%
            140     25-Jan-17         3.503%
            141     25-Feb-17         3.568%
            142     25-Mar-17         4.023%
            143     25-Apr-17         3.734%
            144     25-May-17         3.931%
            145     25-Jun-17         3.881%
            146     25-Jul-17         4.076%
            147     25-Aug-17         4.038%
            148     25-Sep-17         4.123%
            149     25-Oct-17         4.332%
            150     25-Nov-17         4.309%
            151     25-Dec-17         4.505%
            152     25-Jan-18         4.497%
            153     25-Feb-18         4.595%
            154     25-Mar-18         4.986%
            155     25-Apr-18         4.830%
            156     25-May-18         5.029%
            157     25-Jun-18         5.052%
            158     25-Jul-18         5.249%
            159     25-Aug-18         5.289%
            160     25-Sep-18         5.416%
            161     25-Oct-18         5.625%
            162     25-Nov-18         5.690%
            163     25-Dec-18         5.889%
            164     25-Jan-19         5.973%
            165     25-Feb-19         6.122%
            166     25-Mar-19         6.413%
            167     25-Apr-19         6.439%
            168     25-May-19         6.639%
            169     25-Jun-19         6.774%
            170     25-Jul-19         6.974%
            171     25-Aug-19         7.131%
            172     25-Sep-19         7.319%
            173     25-Oct-19         7.519%
            174     25-Nov-19         7.691%
            175     25-Dec-19         7.691%
            176     25-Jan-20         7.691%
            177     25-Feb-20         7.691%
            178     25-Mar-20         7.691%
            179     25-Apr-20         7.687%
            180     25-May-20         7.687%
            181     25-Jun-20         7.687%
            182     25-Jul-20         7.687%
            183     25-Aug-20         7.687%
            184     25-Sep-20         7.688%
            185     25-Oct-20         7.691%
            186     25-Nov-20         7.691%
            187     25-Dec-20         7.691%
            188     25-Jan-21         7.691%
            189     25-Feb-21         7.691%
            190     25-Mar-21         7.691%
            191     25-Apr-21         7.694%
            192     25-May-21         7.694%
            193     25-Jun-21         7.694%
            194     25-Jul-21         7.694%
            195     25-Aug-21         7.694%
            196     25-Sep-21         7.694%
            197     25-Oct-21         7.692%
            198     25-Nov-21         7.692%
            199     25-Dec-21         7.692%
            200     25-Jan-22         7.692%
            201     25-Feb-22         7.692%
            202     25-Mar-22         7.691%
            203     25-Apr-22         7.686%
            204     25-May-22         7.686%
            205     25-Jun-22         7.686%
            206     25-Jul-22         7.686%
            207     25-Aug-22         7.685%
            208     25-Sep-22         7.684%
            209     25-Oct-22         7.678%
            210     25-Nov-22         7.678%
            211     25-Dec-22         7.678%
            212     25-Jan-23         7.678%
            213     25-Feb-23         7.677%
            214     25-Mar-23         7.675%
            215     25-Apr-23         7.665%
            216     25-May-23         7.665%
            217     25-Jun-23         7.664%
            218     25-Jul-23         7.664%
            219     25-Aug-23         7.664%
            220     25-Sep-23         7.662%
            221     25-Oct-23         7.650%
            222     25-Nov-23         7.650%
            223     25-Dec-23         7.650%
            224     25-Jan-24         7.650%
            225     25-Feb-24         7.649%
            226     25-Mar-24         7.645%
            227     25-Apr-24         7.621%
            228     25-May-24         7.620%
            229     25-Jun-24         7.620%
            230     25-Jul-24         7.619%
            231     25-Aug-24         7.619%
            232     25-Sep-24         7.616%
            233     25-Oct-24         7.600%
            234     25-Nov-24         7.600%
            235     25-Dec-24         7.600%
            236     25-Jan-25         7.599%
            237     25-Feb-25         7.598%
            238     25-Mar-25         7.593%
            239     25-Apr-25         7.565%
            240     25-May-25         7.564%
            241     25-Jun-25         7.564%
            242     25-Jul-25         7.563%
            243     25-Aug-25         7.562%
            244     25-Sep-25         7.559%
            245     25-Oct-25         7.543%
            246     25-Nov-25         7.543%
            247     25-Dec-25         7.543%
            248     25-Jan-26         7.542%
            249     25-Feb-26         7.541%
            250     25-Mar-26         7.537%
            251     25-Apr-26         7.515%
            252     25-May-26         7.514%
            253     25-Jun-26         7.513%
            254     25-Jul-26         7.513%
            255     25-Aug-26         7.513%
            256     25-Sep-26         7.510%
            257     25-Oct-26         7.497%
            258     25-Nov-26         7.497%
            259     25-Dec-26         7.497%
            260     25-Jan-27         7.497%
            261     25-Feb-27         7.496%
            262     25-Mar-27         7.493%
            263     25-Apr-27         7.479%
            264     25-May-27         7.478%
            265     25-Jun-27         7.478%
            266     25-Jul-27         7.478%
            267     25-Aug-27         7.478%
            268     25-Sep-27         7.476%
            269     25-Oct-27         7.467%
            270     25-Nov-27         7.467%
            271     25-Dec-27         7.467%
            272     25-Jan-28         7.467%
            273     25-Feb-28         7.466%
            274     25-Mar-28         7.464%
            275     25-Apr-28         7.451%
            276     25-May-28         7.450%
            277     25-Jun-28         7.450%
            278     25-Jul-28         7.450%
            279     25-Aug-28         7.450%
            280     25-Sep-28         7.449%
            281     25-Oct-28         7.442%
            282     25-Nov-28         7.442%
            283     25-Dec-28         7.442%
            284     25-Jan-29         7.442%
            285     25-Feb-29         7.442%
            286     25-Mar-29         7.440%
            287     25-Apr-29         7.436%
            288     25-May-29         7.436%
            289     25-Jun-29         7.436%
            290     25-Jul-29         7.436%
            291     25-Aug-29         7.436%
            292     25-Sep-29         7.436%
            293     25-Oct-29         7.434%
            294     25-Nov-29         7.434%
            295     25-Dec-29         7.434%
            296     25-Jan-30         7.433%
            297     25-Feb-30         7.433%
            298     25-Mar-30         7.432%
            299     25-Apr-30         7.427%
            300     25-May-30         7.426%
            301     25-Jun-30         7.426%
            302     25-Jul-30         7.426%
            303     25-Aug-30         7.426%
            304     25-Sep-30         7.424%
            305     25-Oct-30         7.414%
            306     25-Nov-30         7.414%
            307     25-Dec-30         7.414%
            308     25-Jan-31         7.414%
            309     25-Feb-31         7.413%
            310     25-Mar-31         7.410%
            311     25-Apr-31         7.399%
            312     25-May-31         7.399%
            313     25-Jun-31         7.399%
            314     25-Jul-31         7.399%
            315     25-Aug-31         7.398%
            316     25-Sep-31         7.397%
            317     25-Oct-31         7.390%
            318     25-Nov-31         7.390%
            319     25-Dec-31         7.390%
            320     25-Jan-32         7.389%
            321     25-Feb-32         7.389%
            322     25-Mar-32         7.388%
            323     25-Apr-32         7.378%
            324     25-May-32         7.377%
            325     25-Jun-32         7.377%
            326     25-Jul-32         7.377%
            327     25-Aug-32         7.377%
            328     25-Sep-32         7.376%
            329     25-Oct-32         7.372%
            330     25-Nov-32         7.372%
            331     25-Dec-32         7.372%
            332     25-Jan-33         7.372%
            333     25-Feb-33         7.371%
            334     25-Mar-33         7.370%
            335     25-Apr-33         7.368%
            336     25-May-33         7.368%
            337     25-Jun-33         7.369%
            338     25-Jul-33         7.369%
            339     25-Aug-33         7.369%
            340     25-Sep-33         7.368%
            341     25-Oct-33         7.369%
            342     25-Nov-33         7.369%
            343     25-Dec-33         7.369%
            344     25-Jan-34         7.368%
            345     25-Feb-34         7.367%
            346     25-Mar-34         7.367%
            347     25-Apr-34         7.374%
            348     25-May-34         7.371%
            349     25-Jun-34         7.371%
            350     25-Jul-34         7.371%
            351     25-Aug-34         7.368%
            352     25-Sep-34         7.370%
            353     25-Oct-34         7.373%
            354     25-Nov-34         7.373%
            355     25-Dec-34         7.369%
            356     25-Jan-35         7.361%
            357     25-Feb-35         7.358%
            358     25-Mar-35         7.323%
            359     25-Apr-35         7.524%